MARINER MUTUAL FUNDS TRUST
-------------------------------------------------------------------------------
     SHORT-TERM FIXED INCOME FUND
     HSBC Asset Management  (LOGO)
-------------------------------------------------------------------------------


ANNUAL REPORT
December 31, 1995



Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.



Sponsored and distributed by:
MARINER FUNDS SERVICES

     MARINER MUTUAL FUNDS TRUST
-------------------------------------------------------------------------------
     SHORT-TERM FIXED INCOME FUND
     HSBC Asset Management  (LOGO)
-------------------------------------------------------------------------------


February 12, 1996


Dear Shareholder:

This was a record year in the fixed income markets. The total return of the market, as measured by the Lehman Aggregate Index was 18.47%, the highest in over a decade and third highest in history. The forces driving the market were low inflation, slowing economic activity and the prospect of a balanced budget. This combination has been potent and we have finished the year with a strong rally.

MANAGER'S DISCUSSION OF PERFORMANCE
-----------------------------------

The Fund returned 10.99% versus 12.88% for the Lehman Mutual Fund 1-5 year Government/Corporate Index.Our returns were below the index because of a higher average quality, incorrect duration positioning in the first quarter, and underweighting in Corporates which were the best performing sector in 1995. The combination of these factors caused the funds to lag the index in what was a terrific rally.



Sincerely,

/s/  JAMES LARK

James Lark

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
          SHORT-TERM FIXED INCOME FUND VS. LEHMAN MUTUAL FUND 1-5 YEAR
                           GOVERNMENT/CORPORATE INDEX

-------------------------------------------------
           Average Annual Total Return
-------------------------------------------------
                          1 Year        Inception
-------------------------------------------------
Offering Price(1)          8.82%          4.50%
NAV(2)                    10.99%          5.23%
-------------------------------------------------

CHART

{GRAPHIC OMITTED]

Plot Points:

                             FUND (1)          LEHMAN MF        FUND (2)
MARCH 1993                    $10,000            $10,000         $10,000
JUNE 1993                       9,930             10,157          10,125
SEPTEMBER 1993                 10,048             10,334          10,250
DECEMBER 1993                  10,121             10,382          10,324
MARCH 1994                     10,104             10,262          10,306
JUNE 1994                      10,108             10,231          10,310
SEPTEMBER 1994                 10,194             10,324          10,398
DECEMBER 1994                  10,207             10,308          10,411
MARCH 1995                     10,529             10,707          10,739
JUNE 1995                      10,928             11,136          11,146
SEPTEMBER 1995                 11,059             11,306          11,280
DECEMBER 1995                  11,330             11,405          11,556

Past performance is not predictive of future performance

(1) Includes the maximum sales charge
(2) Excludes the maximum sales charge

The above illustration compares a $10,000 investment in the Short-Term Fixed Income Fund on March 1, 1993, to a $10,000 investment in the Lehman Mutual Fund 1-5 Year Government/Corporate Index on that date. All dividends and capital gains distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The Lehman Mutual Fund 1-5 Year Government/Corporate Index is a widely accepted unmanaged index of overall treasury, government agency and corporate bond market performance and does not take into account charges, fees and other expenses.

BOARD OF TRUSTEES

JOHN P. PFANN*          CHAIRMAN OF THE BOARD; Chairman and President,
                        JPP Equities, Inc.

WOLFE J. FRANKL*        Former Director, North America, Berlin Economic
                        Development Corporation

WILLIAM L. KUFTA        Chief Investment Officer, Beacon Trust Company

ROBERT A. ROBINSON*     Trustee, Henrietta and B. Frederick H. Bugher Foundation

*Member of the Audit and Nominating Committees





-------------------------------------------------------------------------------
OFFICERS

WILLIAM B. BLUNDIN      CHIEF EXECUTIVE OFFICER

ANN E. BERGIN           PRESIDENT

WILLIAM J. TOMKO        VICE PRESIDENT

MARK E. NAGLE           TREASURER

MARTIN R. DEAN          ASSISTANT TREASURER

ROBERT L. TUCH          ASSISTANT SECRETARY

ALAINA V. METZ          ASSISTANT SECRETARY

STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1995

                                                   SHORT-TERM FIXED INCOME FUND

                                                                          INTEREST    MATURITY       PRINCIPAL
                                                                            RATE        DATE          AMOUNT           VALUE
                                                                          --------    --------       ---------      ----------
U.S. GOVERNMENT AND AGENCY
     OBLIGATIONS-82.3%
U.S. GOVERNMENT AGENCY OBLIGATIONS-12.3%
   Federal Home Loan Bank                                                  7.944%      02/21/00     $  500,000     $   523,543
   Federal National Mortgage Association                                   5.550       02/12/99        500,000         497,013
   State of Israel Agency for International Development                    4.375       03/15/96        325,000         324,343
                                                                                                                   -----------
       Total U.S. Government Agency Obligations (Cost-$1,343,811)                                                    1,344,899
                                                                                                                   -----------
U.S. GOVERNMENT OBLIGATIONS-59.0%
   U.S. Treasury Notes:                                                    8.875       02/15/96        400,000         401,750
                                                                           6.500       08/15/97      2,000,000       2,040,000
                                                                           7.750       01/31/00      1,500,000       1,629,843
                                                                           7.125       02/29/00      1,500,000       1,597,500
                                                                           5.750       10/31/00        750,000         761,484
                                                                                                                   -----------
       Total U.S. Government Obligations (Cost-$6,232,227)                                                           6,430,577
                                                                                                                   -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
     SECURITIES-11.0%
   Federal National Mortgage Association                                   6.000       09/01/00        935,430         933,969

                                                                                                                   -----------
   Federal National Mortgage Association Real Estate
     Mortgage Investment Conduits:
     1991-G24K                                                             8.500       04/25/96         24,897          24,890
     G34D                                                                  7.250       10/25/96        109,561         109,848
     1992-2OC                                                              7.500       01/25/97        132,199         132,971
                                                                                                                   -----------
                                                                                                                       267,709
                                                                                                                   -----------
       Total U.S. Government Agency Mortgage-Backed Securities (Cost-$1,202,957)                                     1,201,678
                                                                                                                   -----------
Total U.S. Government and Agency Obligations (Cost-$8,778,995)                                                       8,977,154
                                                                                                                   -----------

ASSET BACKED SECURITIES-0.2%
   General Motors Acceptance Corp.
     1992-F Grantor Trust (Cost-$27,226)                                   4.500       09/15/97         27,199          27,090
                                                                                                                   -----------

CORPORATE BONDS-9.5%
BANKS-2.6%
   International Bank R&D                                                  8.300       11/01/96        275,000         281,492
                                                                                                                   -----------

                                                   SHORT-TERM FIXED INCOME FUND

                                                                          INTEREST     MATURITY      PRINCIPAL
                                                                            RATE         DATE         AMOUNT          VALUE
                                                                          --------     --------     ----------     ----------
CORPORATE BONDS-(CONTINUED)
FINANCIAL SERVICES-2.2%
     Associates Corp. of North America                                     6.875%      01/15/97     $  240,000     $   243,417
                                                                                                                   -----------
TOBACCO-4.7%
     Phillip Morris Cos., Inc.                                             8.875       07/01/96        500,000         507,641

                                                                                                                   -----------
Total Corporate Bonds (Cost-$1,106,752)                                                                              1,032,550
                                                                                                                   -----------

MEDIUM-TERM NOTE-3.7%
General Motors Acceptance Corp. (Cost-$424,160)                            7.400       01/14/97        400,000         407,304
                                                                                                                   -----------

SHORT-TERM INVESTMENT-2.8%
Provident Institutional Temporary
     Investment Fund (Cost-$301,000)                                       5.590      On Demand        301,000         301,000
                                                                                                                   -----------
TOTAL INVESTMENTS-98.5%
     (Cost-$10,638,133)*                                                                                            10,745,098
                                                                                                                   -----------

OTHER ASSETS (LIABILITIES)-1.5%
Cash                                                                                                                        24
Interest and dividends receivable                                                                                      235,516
Prepaid expenses                                                                                                         1,386
Organizational costs, net                                                                                               22,037
Accrued expenses                                                                                                       (11,465)
Dividends payable                                                                                                      (42,041)
Payable for fund shares redeemed                                                                                       (34,735)
Due to affiliates                                                                                                       (8,011)
                                                                                                                   -----------
     Other assets in excess of liabilities-net                                                                         162,711
                                                                                                                   -----------
NET ASSETS-100%                                                                                                    $10,907,809
                                                                                                                   ===========
NET ASSET VALUE PER SHARE-applicable to 1,094,435 shares
     ($0.001 par value) outstanding                                                                                      $9.97
                                                                                                                         =====

  * As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $106,251, of which $211,326 related to appreciated and $105,075 related to depreciated securities. The aggregate cost of investments for Federal income tax purposes was $10,638,847.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                          SHORT-TERM FIXED INCOME FUND

INVESTMENT INCOME:
   Income:
       Interest                                                     $  836,356
                                                                    ----------
Expenses:
       Advisory fees                                                    69,957
       Audit fee                                                        25,653
       Legal fees                                                       18,471
       Distribution expenses                                            16,537
       Administrative services fee                                      12,719
       Amortization of organizational costs                             12,552
       Trustees' fees and expenses                                       9,164
       Co-administrative and shareholder servicing fees                  8,904
       Custodian fee                                                     4,513
       Miscellaneous expenses                                            4,828
                                                                    ----------
           Total expenses                                              183,298
       Less expense waivers                                            (50,694)
                                                                    ----------
           Net expenses                                                132,604
                                                                    ----------
       Net investment income                                           703,752
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                        10,304
Net change in unrealized appreciation on investments                   619,944
                                                                    ----------
Net gain on investments                                                630,248
                                                                    ----------
Net increase in net assets resulting from operations                $1,334,000
                                                                    ==========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                        SHORT-TERM FIXED INCOME FUND

                                                                             FOR THE                FOR THE
                                                                           YEAR ENDED             YEAR ENDED
                                                                        DECEMBER 31, 1995      DECEMBER 31, 1994
                                                                        -----------------      -----------------
OPERATIONS:
  Net investment income                                                    $   703,752           $   926,567
  Net realized gain(loss) on investments                                        10,304              (383,911)
  Net change in unrealized appreciation(depreciation) on investments           619,944              (389,230)
                                                                           -----------           -----------
    Net increase in net assets resulting from operations                     1,334,000               153,426
                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                       (703,752)             (926,567)
                                                                           -----------           -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of 300,917 and 407,880 shares, respectively            2,948,477             3,977,439
  Net asset value of 2,522 and 6,674 shares issued in reinvestment
    of distributions, respectively                                              24,680                64,701
  Payments for redemptions of 751,431 and 638,947 shares, respectively      (7,337,356)           (6,138,444)
                                                                           -----------           -----------
    Net decrease in net assets from capital share transactions              (4,364,199)           (2,096,304)
                                                                           -----------           -----------
Net decrease in net assets                                                  (3,733,951)           (2,869,445)
NET ASSETS:
  Beginning of year                                                         14,641,760            17,511,205
                                                                           -----------           -----------
  End of year                                                              $10,907,809           $14,641,760
                                                                           ===========           ===========

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

         Mariner Short-Term Fixed Income Fund (the "Fund") is an investment portfolio of Mariner Mutual Funds Trust (the "Trust"). The Trust is a Massachusetts business trust and is an open-end, diversified investment company with multiple investment portfolios, including the Fund.

         SECURITIES VALUATION: Portfolio securities for which market quotations are readily available are valued at the quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to value from dealers and general market conditions. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

         TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains to its shareholders for each taxable year. Therefore, no provision is required for Federal income tax.

         The Fund has available a $392,439 capital loss carryforward which, if not utilized, $29,220, $278,476 and $84,743 will expire in year 2000, 2001 and 2002, respectively.

         DIVIDENDS AND DISTRIBUTIONS: The Fund intends to declare as a dividend substantially all of its net investment income at the end of each business day and to pay within five business days after the end of each month. Net capital gains, if any, will be distributed annually.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and Federal income tax purposes. Interest income is recorded as earned.

         EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them.

         ORGANIZATIONAL   COSTS:   Costs   incurred  in   connection   with  the
         organization of the Fund are being amortized on a straight-line basis over a five-year period from the date operations commenced.

     2.  CAPITAL

         The Trust is authorized to issue an unlimited number of shares of beneficial interest each with a par value of $0.001 per share. At December 31, 1995, the composition of net assets of the Fund was as follows:

              Paid-in capital                                       $11,213,541
              Accumulated net realized loss on investments             (412,697)
              Net unrealized appreciation on investments                106,965
                                                                    -----------
                Total net assets                                    $10,907,809
                                                                    ===========

     3.  PORTFOLIO SECURITIES

         The cost of securities purchased and proceeds from securities sold (excluding short-term securities and principal paydowns) for the year ended December 31, 1995 were approximately $10,880,000 and $5,328,000, respectively.

     4.  AGREEMENTS

         The Trust retains HSBC Asset Management Americas Inc. ("HSBC Americas") to act as Investment Adviser for the Fund. HSBC Americas is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Americas furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees.

         As compensation for its services, HSBC Americas is paid monthly advisory fees at the following annual rates:

                                                                                ADVISORY
                    PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS              FEE RATE
              -----------------------------------------------------------       --------
              Not exceeding $400 million                                         0.550%
              In excess of $400 million but not exceeding $800 million           0.505%
              In excess of $800 million but not exceeding $1.2 billion           0.460%
              In excess of $1.2 billion but not exceeding $1.6 billion           0.415%
              In excess of $1.6 billion but not exceeding $2 billion             0.370%
              In excess of $2 billion                                            0.315%

         For  the  year  ended   December  31,  1995,   HSBC   Americas   earned
         approximately   $25,500  in  advisory  fees,  net  of  fee  waivers  of
         approximately $44,500.

         As administrator, PFPC Inc. ("PFPC") is paid a monthly asset based fee of 0.10% of the Fund's first $200 million of average net assets; 0.075% of the Fund's next $200 million of average net assets; 0.05% of the Fund's next $200 million of average net assets; and 0.03% of the Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. PFPC has agreed to waive 10% and 5% of its fee during the first and second year of its administration, respectively. For the year ended December 31, 1995, PFPC earned approximately $11,600, net of fee waivers of approximately $1,000, in administrative fees. Effective March 1996, PFPC will be terminated as administrator and transfer agent for the Fund.

         HSBC Americas may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments, which are based upon expenses that the Service Organization has incurred in the performance of its services under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.25% of the average value of the Fund's shares held in the subaccounts of the Service Organizations.

         Effective September 25, 1995, Bank of New York replaced Marine Midland Bank, N.A. ("Marine Midland"), an affiliate of the Adviser, as custodian for the Fund. For furnishing custodian services, Marine Midland was paid a monthly fee with respect to the Fund for safekeeping its assets plus certain transaction charges and out-of-pocket expenses. From the period January 1, 1995 through September 25, 1995, HSBC Americas paid the Fund's entire custodian fees totaling approximately $4,300.

         HSBC Americas earned co-administration and shareholder servicing fees of 0.03% and 0.04% of the Fund's average net assets, respectively, totaling approximately $8,900. Of that total, HSBC Americas waived approximately $900 of these fees for the month of January 1995.

         The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for a monthly payment by the Fund to Mariner Funds Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the average daily value of the Fund's net assets during the preceding month.

         One state in which the shares of the Fund are qualified for sale imposes limitations on the expenses of the Fund. The Advisory Contract and the Administrative Services Contract with HSBC Americas provide that if, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, distribution expenses, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitation applicable to the Fund imposed by the securities regulations of such state, HSBC Americas will pay or reimburse the Fund in amounts equal to the excess. Although there is no certainty that this limitation will be in effect in the future, the effective limitation on an annual basis with respect to the Fund is currently 2.5% per annum of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For the year ended December 31, 1995, there were no payments or reimbursements required as a result of this expense limitation.

         A partner of Baker & McKenzie, legal counsel to the Trust, serves as Secretary of the Trust. For the year ended December 31, 1995, the Fund incurred legal fees of approximately $16,200 to Fund counsel.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                   SHORT-TERM FIXED INCOME FUND

                                                                                                                 FOR THE PERIOD
                                                                                                                  MARCH 1, 1993
                                                                            FOR THE             FOR THE         (COMMENCEMENT OF
                                                                           YEAR ENDED          YEAR ENDED        OPERATIONS) TO
                                                                        DECEMBER 31, 1995   DECEMBER 31, 1994   DECEMBER 31, 1993
                                                                        -----------------   -----------------   -----------------
Net asset value, beginning of period                                         $ 9.49              $ 9.91              $10.00
                                                                             ------              ------              ------
Income From Investment Operations:
     Net investment income                                                     0.54               0.50                0.41
     Net realized and unrealized gain(loss) on investments                     0.48               (0.42)              (0.09)
                                                                             ------              ------              ------
     Total from investment operations                                          1.02                0.08                0.32
                                                                             ------              ------              ------
Less Distributions from:
     Net investment income                                                    (0.54)              (0.50)              (0.41)
                                                                             ------              ------              ------
Net asset value, end of period                                               $ 9.97              $ 9.49              $ 9.91
                                                                             ======              ======              ======
Total Return (a)                                                              10.99%               0.86%               3.24%(b)
Ratios/Supplemental Data
     Net assets (000), end of period                                         $10,908             $14,642             $17,511
     Ratio of expenses (without fee waivers)
       to average net assets                                                   1.44%               1.21%               1.29%(c)
     Ratio of expenses (with fee waivers)
       to average net assets                                                   1.04%               0.78%               0.60%(c)
     Ratio of net investment income (without fee
       waivers) to average net assets                                          5.13%               4.75%               4.22%(c)
     Ratio of net investment income (with fee
       waivers) to average net assets                                          5.53%               5.18%               4.91%(c)
     Portfolio turnover rate                                                  53.28%              68.13%              32.02%(b)

-------------------
(a)  Excludes sales charge.
(b)  Not annualized.
(c)  Annualized.

See Notes to Financial Statements.

         REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         To the Shareholders and Board of Trustees
         Mariner Mutual Funds Trust

         We have audited the accompanying statement of net assets of the Mariner Short-Term Fixed Income Fund (one of the portfolios comprising Mariner Mutual Funds Trust) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mariner Short-Term Fixed Income Fund at December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



         /s/  ERNST & YOUNG LLP



         New York, New York
         February 5, 1996

MARINER SM MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus,Ohio 43219

GENERAL INFORMATION:
(800) 753-4462

INVESTMENT ADVISER AND CO-ADMINISTRATOR
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

SPONSOR AND DISTRIBUTOR (EFFECTIVE JANUARY 1, 1996)
BISYSFund Services
3435 Stelzer Road
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER
AND DIVIDEND DISBURSING AGENT
PFPC, Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank of New York
90 Washington Street
New York, New York 10286

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019



This report is for the information of the shareholders of Mariner Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.